UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 24, 2019 (May 20, 2019)

SB FINANCIAL GROUP, INC

(Exact name of registrant as specified in its charter)

Ohio	0-13507	34-1395608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Clinton Street, Defiance, OH	43512
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (419) 783-8950

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 1 4a- 12 under the Exchange Act (17 CFR 240.1 4a- 12)

☐	Pre-commencement communications pursuant to Rule 1 4d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐	Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, No Par Value	SBFG	The NASDAQ Stock Market, LLC
6,452,921 Outstanding at May 24, 2019		(NASDAQ Capital Market)

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(f) SB Financial Group, Inc. (“SB Financial” or the “Company”) is filing this Current Report on Form 8-K to report the allocation of shares of the Company’s common stock to the Company’s Named Executive Officers (“NEOs”) under the Employee Stock Ownership Plan (“ESOP”). These amounts were not calculable as of the printing of the Company’s definitive Proxy Statement for its 2019 Annual Meeting (filed with the Securities and Exchange Commission on March, 8, 2019) (the “Proxy Statement”) and therefor were omitted from the Summary Compensation Table included in the Proxy Statement. On May 20, 2019, SB Financial made the annual statement of accounts available to all Company employees, including the NEOs, under the ESOP.

The following information updates the Summary Compensation Table set forth on pages 17 and 18 of the Proxy Statement:

Summary Compensation Table for 2018
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Name and Prinicpal Position	Year	Salary	Bonus	Stock Awards	Non-Equity Incentive Plan Comp.	Change in Pension Value & Defferred Compensation Earnings	All Other Comp. (1)	Total
Mark A. Klein
Chairman, President & CEO of the Company and State Bank	2018	$361,789	$-	$63,360	$100,580	$137,447	$29,267	$692,443
	2017	343,789	-	110,628	119,700	128,129	26,542	728,789
Anthony V. Cosentino
Executive Vice President & Chief Financial Officer of the Company and State Bank	2018	$207,129	$-	$31,680	$48,382	$25,294	$18,114	$330,599
	2017	199,214	-	55,314	57,196	23,921	17,836	353,482
Juan Ernesto Garcia Gaytan
Executive Vice President & Chief Technology Innovation & Operations Officer of State Bank	2018	$186,609	$-	$35,360	$26,612	$-	$8,139	$256,719
Jonathan R. Gathman
Executive Vice President & Senior Lender of State Bank	2018	$189,419	$-	$31,680	$33,964	$-	$14,819	$269,881
	2017	181,768	-	55,314	49,382	-	14,736	301,201

(1)	The amount shown in column (h) reflects “All Other Compensation”, which includes the following perquisites and personal benefits:

All Other Compensation Table
Name	Year	401 (k)/HSA Match Contribution	Auto Allowance	Whole Life Insurance Benefit	ESOP Contributions	Social Dues & Memberships	Other (A)	Total All Other Compensation

Mark A. Klein	2018	$10,771	$2,207	$6,177	$3,189	$2,242	$4,682	$29,267
	2017	10,464	2,811	2,778	3,811	2,082	4,596	26,542
Anthony V. Cosentino	2018	$11,353	$-	$2,569	$2,410	$-	$1,782	$18,114
	2017	11,685	-	1,794	2,812	-	1,546	17,836
Juan Ernesto Garcia Gaytan	2018	$4,564	$-	$566	$2,368	$-	$640	$8,139
Jonathn R. Gathman	2018	$10,272	$-	$663	$2,197	$-	$1,686	$14,819
	2017	10,264	-	442	2,564	-	1,466	14,736

(A)	Includes dividends on unvested restricted stock. In addition, Mr. Klein and Mr. Cosentino were reimbursed for personal income tax preparation expense in 2018 and 2017. This number was revised for 2017 which excluded the vesting of prior year restricted stock grants.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SB FINANCIAL GROUP, INC.

Dated: May 24, 2019	By:	/s/ Anthony V. Cosentino
Anthony V. Cosentino Chief Financial Officer

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